(As last amended in Rel. No. 34-25113, eff. 1/30/95.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 1997
                                                 ----------------

                   General Bearing Corporation
                   ---------------------------
     (Exact name of registrant as specified in its charter)

Delaware                 0-22053                  13-2796245
--------                 -------                  ----------
(State or other        (Commission              (IRS Employer
jurisdiciton of         File Number)          Identification No.)
incorporation)

            44 High Street, West Nyack, New York 10994
            ------------------------------------------
       (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (914)358-6000

                                                   --------------

                           N/A

 ................................................................
  (Former name or former address, if changed since last report.)

                   GENERAL BEARING CORPORATION

                    CURRENT REPORT ON FORM 8-K


                        TABLE OF CONTENTS

                                                      Page No.
                                                      --------

 Item 4  Changes in Registrant's Certifying Accountant ..3

 Item 7. Financial Statements and Exhibits ..............3

Signature................................................4

Item 4. Changes in Registrant's Certifying Accountant.

      (i) On October 21, 1997, the Company dismissed Ferro, Berdon & Company, LLP., as the principal accountant to audit the Company's financial statements and reinstated the firm of BDO Seidman, LLP., as its principal independent accountant. Prior to its engagement, BDO Seidman, LLP., was not consulted by or on behalf of the Company regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or as to any matter which might have constituted a disagreement or reportable event within the purview of Item 304 of Regulation S-K;

      (ii) Ferro, Berdon & Company's report on the Company's financial statements for fiscal year 1995 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Ferro Berdon has not issued any reports on the Company's financial statements covering any period after fiscal year 1995.

      (iii) The decision to change accountants was recommended by the audit committee of the board of directors and authorized by the board of directors;

      (iv) During the two most recent fiscal years and the subsequent interim period preceding the dismissal of Ferro, Berdon & Company, there have been no disagreements between the Company and Ferro Berdon & Company on any matter of accounting principles, practices, financial statement disclosure, or auditing scope of procedure;

      (v) None of the kinds of events listed in Item 304 (a)1(v) (A) through (D) of Regulation S-K have occurred within the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of Ferro, Berdon & Company.

Item 7. Financial Statements and Exhibits

Exhibit No.         Description of Exhibit
-----------         ----------------------
    16        Letter Regarding Change in Certifying Accountant.

                            Signatures
                            ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              General Bearing Corporation
                              ---------------------------
                              (Registrant)

Date: October 24, 1997


                              /s/ David L Gussack
                              --------------------------------
                              David L. Gussack, President


                              /s/ Christopher Moore
                              --------------------------------
                              Christopher Moore
                              Vice President - Finance